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                                                                   EXHIBIT 10.51

                INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER(S):                              SELLER (DEALER):
MEADOW VALLEY CONTRACTORS, INC.            CASHMAN EQUIPMENT COMPANY
P.O.BOX 60726
                                           3101 EAST CRAIG ROAD
                                           P.O. BOX 4217
PHOENIX, AZ 95082                          LAS VEGAS NV 89127-0217
County: MARICOPA
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Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.

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     NEW       (IF USED)                                                                                           DELIVERED
     OR        FIRST     MODEL          DESCRIPTION OF UNIT(S)                                 SERIAL#             CASH SALE
     USED      USED                                                                                                    PRICE
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
(1) USED       1996      IT28F          Caterpillar Integrated Tool Carrier equipped           3Cl01822            99,850.00

FIRST          DESCRIPTION OF ADDITIONAL SECURITY
USED           (MAKE MODEL & SERIAL NUMBER)                              Sub-Total............................... $  99,850.00
----------------------------------------------------------               Sales Tax............................... $       0.00
NONE                                                                 1.  Total Cash Sale Price................... $  99,850.00
                                                                         Cash Down Pay                      0.00
                                                                         Net Trade-in Allow                 0.00
                                                                     2.  Total Down Payment...................... $       0.00
----------------------------------------------------------           3.  Unpaid Balance of Cash Price (1 - 2).... $  99,850.00

FIRST          DESCRIPTION OF TRADE-IN EQUIPMENT                     4.  Official Fees (Specify)................. $     250.00
USED           (MAKE MODEL & SERIAL NUMBER)                              Documentation Fee                250.00
----------------------------------------------------------           5.  Physical Damage Insurance............... $
NONE                                                                 6.  Principal Balance
                                                                         (Amount Financed) (3 + 4 + 5)........... $ 100,100.00
__________________________________________________________           7.  Financed Charge
                                                                         (Time Price Differential)............... $  14,067.52
Trade-in Value                                    0.00               8.  Time Balance
Less Owing to (___n/a___)                         0.00                   (Total of Payment) (6 + 7).............. $ 114,167.52
Net Trade-in Allowance                            0.00               9.  Time Sale Balance
                                                                         (Total of Payment Price) (2 + 8)........ $ 114,167.52
Location of Units:  Salt Lake City Airport                          10.  Annual Percentage Rate..................         6.60%
                    Salt Lake City , UT  84101                      11.  Date FINANCE CHARGE begins to accrue....      9/20/97

Purchaser herby sells and conveys to Seller the above described Trade-in Equipment and warrants it to be free and clear of all claims, liens, security interests and encumbrances except to the extent shown above.

     1. PAYMENT: Purchaser promises to pay to Seller at the address designated in writing by Seller the Time Balance (item 8 above) as follows [check (a) or
(b)]:

 X  (a) in 48 equal monthly Installments of $2,376.49 each, with the first
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installment due on 10/20/97, and the balance of the Installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of (___n/a___)), until the entire indebtedness has been paid; or

__ (b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)
          SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of 9/20, 1997.

Purchaser(s):                           Seller:
MEADOW VALLEY CONTRACTORS, INC.         CASHMAN EQUIPMENT COMPANY


By /s/ Gary W. Burnell                  By /s/ Andrea B. Price
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Name (PRINT) GARY W. BURNELL            Name (PRINT) ANDREA B. PRICE
             --------------------                    -------------------------

Title VP/CEO                            Title ADMINISTRATIVE CONTROLLER
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